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                                                                   EXHIBIT 23.2


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-44098, 333-84581, 333-75599 and 333-46325)
of Getty Images, Inc. of our report dated March 30, 2000 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.


PricewaterhouseCoopers
Chartered Accountants


London, England
March 29, 2002